Leases - Schedule of Lease Costs (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Operating lease cost:
Fixed Payment	$ 2,088	$ 2,064
Cash paid for amounts included in the measurement of lease liabilities:
Operating cash flows for operating leases	1,886	1,935
Right-of-use assets obtained in exchange for lease obligations (non-cash):
Operating lease liabilities arising from obtaining operating right-of-use assets	6,094	398	$ 648
Operating lease right-of-use assets	7,458	2,202
Current maturities of operating leases	975	1,766
Non-current operating leases	6,645	190
Total operating lease liabilities	$ 7,620	$ 1,956
Weighted average remaining lease term (years)	5 years 9 months 3 days	1 year 2 months 1 day
Weighted annual average discount rate	11.65%	13.12%